SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”), dated as of October 8, 2009 by and among TRANS ENERGY, INC., a Nevada corporation, having an office at 210 Second Street, St. Marys, WV. 26170 (the "Debtor"), and ___________, at the office of the Payee at ______________________ (the “Secured Party”).

WHEREAS, the Secured Party would not have advanced such amounts to the Debtor without this Agreement.

GRANTING CLAUSE: FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the obligations under a note for $__________ (the "Note") of even date herewith and any other obligation (which is now in existence or may hereafter come into existence) of Debtor to the Secured Party or any subsidiary or affiliate of the Secured Party, Debtor hereby grants to the Secured Party a lien on and security interest in the property listed on Schedule A annexed hereto, together with all present and future attachments, accessions, accessories, additions, substitutions and all replacements thereto or thereof or hereafter attached to, placed upon, or used in connection with, such property wherever located and all proceeds of the foregoing, (collectively, the "Collateral"), which lien and security interest shall be first, primary, and subject to no other lien whatsoever except as described in Exhibit B. The rights of each Secured Party in the Collateral shall be of the same priority.

The parties further agree that:

1. DEBTOR'S WARRANTIES, REPRESENTATIONS AND COVENANTS: Debtor hereby warrants and represents to the Secured Party that except as described in Exhibit B (a) that the Collateral is lawfully owned by Debtor, free and clear of all other liens, encumbrances and security interests, and Debtor will warrant and defend title to the same against the claims and demand of all persons; (b) that Debtor has not granted, and will not grant, to anyone other than Secured Party, _______, and _______, any security interest in the Collateral and, except for financing statements in favor of the Secured Party, no Financing Statement or other instrument affecting the Collateral, or rights therein is on file in any public filing office; (c) that the Collateral is and will be used only for business or commercial purposes; (d) that this Agreement and the Note have been validly authorized, duly executed and delivered and constitute the valid and legally binding obligations of the Debtor, enforceable in accordance with their respective terms and are not violative of, or create a default under, its Certificate of Incorporation or By-laws or under any order, writ, injunction or decree of any court of governmental instrumentality or any agreement to which Debtor is a party or by which its property is bound.

2. DEFAULT: Debtor shall be in default (an "Event of Default") under the terms of this Agreement upon the occurrence of any of the following: (a) if the Debtor shall fail to make any payment under the Note or this Agreement when due or when demanded; (b)if the Collateral or any part thereof shall be seized or levied upon under legal process; (c) if the Debtor defaults under or breaches any of the terms, covenants or conditions of any other security agreement, conditional sales contract, lease, instrument, note or agreement it may now have or hereafter make with Secured Party; (d) if Debtor ceases doing business as a going concern, or makes or sends notice of an intended bulk sale or makes an assignment for the benefit of creditors; (e) if any proceedings are commenced by or against Debtor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; (f) if a receiver, trustee or conservator be appointed for any of Debtor's property; or (g) if any guaranty, representation or statement made herein by Debtor furnished to Secured Party is untrue or incomplete in any material respect.

Upon the occurrence of any Event of Default, the indebtedness secured hereby and all other obligations then owing by the Debtor to Secured Party shall, if Secured Party so elects, become immediately due and payable and Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of West Virginia and any other applicable laws, and it shall then be lawful for, and Secured Party is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be, placed, and to assemble and/or remove same and/or to render it unusable and/or sell and dispose of such Collateral at one or more public or private sales upon at least five (5) days written notice to Debtor of such sale (which notice and method of sale Debtor hereby agrees is commercially reasonable), and Secured Party may be a buyer of the Collateral thereat. The proceeds of each such sale shall be applied by Secured Party toward the payment of expenses of retaking, including transportation, storage, refurbishing, preparing such sale, advertising, selling and all related charges and disbursements in connection therewith and the indebtedness and interest secured hereby. Should the proceeds of any such sale be insufficient to fully pay all the items above mentioned, Debtor hereby covenants and agrees to pay any deficiency to Secured Party. In the event that an Event of Default has occurred and is continuing, Secured Party may employ any of the remedies set forth herein regardless of whether Secured Party exercises its right to make a demand under the Note. If Secured Party employs counsel for the purpose of effecting collection of any monies due hereunder (whether or not Secured Party has retaken the Collateral or any part thereof) or for the purpose of recovering the Collateral, or for the purpose of protecting Secured Party's interest because of the occurrence of any Event of Default of Debtor, Debtor agrees to pay reasonable attorneys' fees and such attorneys' fees shall be a lien on the Collateral herein and the proceeds thereof. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. All rights and remedies hereunder are cumulative and not exclusive and a waiver by Secured Party of any breach by Debtor or the terms, covenants, and conditions hereof shall not constitute a waiver of future breaches or defaults or Events of Default and no failure or delay on the part of Secured Party in exercising any of its options, powers, rights or remedies or partial or single exercise thereof, shall constitute a waiver thereof.

3. WAIVER OF TRIAL BY JURY: Debtor hereby waives the right of a jury trial in any action or proceeding by either party, or assigns, arising out of the subject matter of this Agreement, the Collateral, or the Note or other obligations secured hereby.

4. NOTICES: All notices hereunder shall be contained in a written instrument transmitted (i) in person, (ii) by first class, registered or certified mail, return receipt requested, (iii) by facsimile or telex (confirmed by written notice in the manner specified in (ii) above), or (iv) by overnight delivery, each addressed to such party at the address set forth on the first page of this Agreement or such other address as may be designated by due notice.

5. MISCELLANEOUS: This Agreement supersedes all prior agreements, contains the entire understanding relating to its subject matter and is binding on the parties and their successors and assigns. No provision may be modified, terminated or waived except by an express writing signed by both parties. No waiver will constitute a waiver of any other or future breach. This Agreement was accepted in, is to be governed by and construed in accordance with the internal laws (excluding the laws concerning conflicts of laws) of, and any dispute adjudicated exclusively in, the State of West Virginia, where both parties hereby consent to jurisdiction in any state or federal court located in such jurisdiction, and any action therein may be commenced by written notice thereof to the addresses set forth above. The provisions hereof are severable and this Agreement will be enforced to the maximum extent permitted by applicable law. This Agreement may be executed in counterparts and may be executed by facsimile, which will be deemed an original.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

DEBTOR

TRANS ENERGY, INC.

By:_____________________________________

Name: Lisa Corbitt

Title: Chief Financial Officer

STATE OF WEST VIRGINIA	COUNTY OF WOOD

The foregoing instrument was acknowledged before me this ______ day of ___________, 2009, by
___________________, Trans Energy, Inc. on behalf of said corporation.

My Commission Expires:

___________________	___________________________________
Notary Public

SECURED PARTY

___________________________________

By: ___________________________________

STATE OF WEST VIRGINIA	COUNTY OF WOOD

The foregoing instrument was acknowledged before me this _______ day of __________, 2009, by
____________________________, Trans Energy, Inc. on behalf of said corporation.

My Commission Expires:

_____________________	___________________________________

                                                                                                  Notary Public

SCHEDULE A

DEBTOR:	TRANS ENERGY, INC.

SECURED PARTY:	________________________________

To secure payment and performance of all indebtedness and obligations owed to Secured Party, Debtor grants to Secured Party a continuing security interest in the _________common shares of stock in Trans Energy, Inc.

SCHEDULE B

None.